                                                                    EXHIBIT 10.3
                                                                  WARRANT NO. __

________________________________________________________________________________
________________________________________________________________________________

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NEITHER THIS WARRANT NOR SUCH SECURITIES, NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED OR ENCUMBERED EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS HEREOF.

                         ****************************

                                FORM OF WARRANT

                                      to

                                   Purchase

                             __________ shares of

                                 COMMON STOCK

                              and ______________

                                   WARRANTS

                           to Purchase Common Stock

                                      of

                      ENDO PHARMACEUTICALS HOLDINGS INC.

                         ****************************

          This certifies that, for value received and in reliance upon, and subject to, the representations contained in Article V hereof, _____________________ (the "Holder") is entitled to purchase from Endo Pharmaceuticals Holdings Inc., a Delaware corporation (the "Company"), during the period specified in Section 1.1, at a purchase price of $1.20 per share and warrant, taken together (the "Exercise Price"), _____________ fully paid and non-assessable shares ("Warrant Shares") of the Company's Common Stock, par value $.01 per share ("Common Stock") and ___________ warrants (the "Endo Warrants") to purchase shares of Common Stock pursuant to the Warrant Agreement, dated as of ___________, 2000, between the Company and _________, as warrant agent (the "Endo Warrant Agreement"), upon and subject to the terms and conditions set forth in this Warrant. The Exercise Price and the number of Warrant Shares and Endo Warrants purchasable upon exercise of this Warrant are subject to adjustment from time to time as provided in Article II.

________________________________________________________________________________
________________________________________________________________________________
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                                   ARTICLE I

                             Exercise of Warrants

          1.1. Exercise Period.  This Warrant shall be immediately exercisable
               ---------------
in whole or in part until 5:00 p.m. local time in New York, New York on September 25, 2001 (the "Expiration Date").

          1.2. Method of Exercise.  Subject to the provisions of Article III of
               ------------------
this Warrant, to exercise this Warrant in whole or in part, the Holder shall deliver to the Company at the address specified in Section 6.9 hereof: (i) a written notice, substantially in the form of the Exercise Notice appearing at the end of this Warrant, of its election to exercise this Warrant, which notice shall specify the number of Warrant Shares and Endo Warrants to be purchased,
(ii) a certified or official bank check payable to the order of the Company in an amount equal to the aggregate current Exercise Price of the number of Warrant Shares of Common Stock and number of Endo Warrants being purchased, as adjusted as provided in Article II hereof, and (iii) this Warrant. The Company shall as promptly as practicable, and in any event within 20 days after receipt by the Company of such notice, execute and deliver or cause to be executed and delivered, in accordance with said notice, a certificate or certificates representing the aggregate number of Warrant Shares and of Endo Warrants, specified in such notice, issued in the name of the Holder. Such certificate or certificates shall be deemed to have been issued to the Holder, and the Holder shall be deemed for all purposes to have become a holder of record of such shares as of the date notice and payment is received by the Company. If this Warrant shall have been exercised only in part, the Company shall at the time of delivery of said certificate or certificates deliver to the Holder a new Warrant evidencing the right of the Holder to purchase the remaining Warrant Shares and Endo Warrants, which new Warrant shall in all other respects be identical to this Warrant or, at the request of the Holder, appropriate notation shall be made on this Warrant and the same returned to the Holder.

          1.3. Warrant Shares Fully Paid.  All Warrant Shares issued upon the
               -------------------------
exercise of this Warrant shall be validly issued, fully paid and non-assessable.

                                  ARTICLE II

            Distributions, Reorganizations, Conversion and Mergers

          2.1. Stock Dividends, Recapitalizations, etc.  If, prior to the
               ---------------------------------------
expiration of this Warrant, there is any stock dividend on or stock split or other reclassification of the outstanding shares of the Common Stock, or other distribution thereon other than ordinary cash dividends payable out of earnings
                     -----
or surplus legally available for dividends, then the number of Warrant Shares and Endo Warrants subject to this Warrant and the Exercise Price therefor shall be appropriately adjusted to reflect such distribution, reclassification or stock split.

          2.2. Mergers, Consolidations, etc.  If, prior to the expiration of
               ----------------------------
this Warrant, there is any consolidation, merger or sale of all or substantially all of the assets of the Company, the Company shall use reasonable efforts to make adequate provision so that the Holder shall thereafter be entitled to purchase pursuant to this Warrant (in lieu of the number of Warrant
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Shares and Endo Warrants to which he would have been entitled at the time of such consolidation, merger or sale) the shares of stock or other securities or property to which such number of shares of Common Stock and the number of Endo Warrants would have been entitled at that time, and at an aggregate purchase price equal to the then applicable Exercise Price which would have been payable in accordance with this Article II if such number of shares of Common Stock and the number of Endo Warrants had been purchased by exercise of this Warrant immediately prior to such consolidation, merger or sale.

          2.3. Exercisability of the Endo Warrants.  If, prior to the expiration
               -----------------------------------
of this Warrant, the Endo Warrants become exercisable pursuant to the Endo Warrant Agreement, this Warrant will cease to be exercisable for Endo Warrants after the Expiration Date (as defined and set forth in the Endo Warrant Agreement). This Warrant will thereafter be exercisable only for the number of Warrant Shares for which it was exercisable prior to such date.

          2.4. Notifications by the Company.  If any time prior to the
               ----------------------------
expiration of this Warrant:

               (i) the Company pays any dividend payable in stock upon the Common Stock or makes any distribution (other than ordinary cash dividends payable out of earnings or surplus legally available for dividends) to the holders of the Common Stock;

               (ii) there is any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation;

               (iii) there is a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

               (iv) the Endo Warrants shall have become exercisable pursuant to the Endo Warrant Agreement;

the Company shall give notice of such action to the Holder and, if applicable, notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or distribution, the date on which such reorganization, reclassification, consolidation, merger, sale, conversion, dissolution, liquidation or winding-up shall take place or the date on which the Endo Warrants became exercisable, as the case may be. With respect to clauses
(i), (ii) and (iii) above, such notice shall also specify the date as of which the holders of the Company's capital stock of record shall participate in such dividend or distribution, or shall be entitled to exchange their capital stock or securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, conversion, dissolution, liquidation or winding-up, as the case may be. With respect to clauses (i),
(ii) and (iii) above, such notice shall be given not less than 20 days prior to the action in question and not less than 10 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto. With respect to clause (iv) above, such notice shall be given not less than 15 days after the date on which the Endo Warrants become exercisable pursuant to the Endo Warrant Agreement.

          2.5. Successive Application.  The foregoing provisions of this Article
               ----------------------
II shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of the Company's capital stock, and to successive consolidations, mergers and sales.

          2.6. Basis for Adjustments.  Any adjustment effected pursuant to this
               ---------------------
Article II shall be made on the basis of the number of Warrant Shares and number of Endo Warrants which the Holder would have been entitled to acquire by exercise of this Warrant immediately prior to the event giving rise to the adjustment, and to the Exercise Price hereunder, per Warrant Share and Endo Warrant, on the basis of the respective Exercise Price in effect immediately prior to the event giving rise to the adjustment. Promptly upon the occurrence of each adjustment hereunder, the President of the Company shall give written notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Shares and number of Endo Warrants purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                                  ARTICLE III

                     Restrictions on Exercise and Transfer

          3.1. Restrictions on Exercise and Transfer.  Notwithstanding any
               -------------------------------------
provisions contained in this Warrant to the contrary, this Warrant shall not be exercisable or transferable and the related Warrant Shares and Endo Warrants shall not be transferable except with either the prior written consent of the Company or upon satisfaction of the conditions specified in Section 3.2, which conditions are intended, among other things, to insure compliance with the provisions of the Securities Act of 1933 (the "Act") in respect of the exercise or transfer of this Warrant or transfer of the Warrant Shares and Endo Warrants.

          3.2. Conditions of Exercise and Transfer.  The Holder, by his
               -----------------------------------
acceptance hereof, agrees that he will not transfer or exercise this Warrant, or transfer any Warrant Shares or Endo Warrants (a) either (i) prior to delivering to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company, together with such other documentation that the Company may reasonably request, to evidence that such exercise and/or transfer does not require registration under the Act or violates any applicable state securities law, or (ii) until registration of the related Warrant Shares and Endo Warrants under the Act has become effective, and (b) prior to complying with any applicable state securities laws.

          3.3. Non-Recognition of Prohibited Transfers.  Any transfer or attempt
               ---------------------------------------
to transfer this Warrant and/or any of the Warrant Shares or Endo Warrants otherwise than in accordance with the terms and conditions of this Warrant Agreement, or to a person younger than 18 years of age, shall be void and shall not be binding upon the Company, and the purported transferee thereof shall not be deemed to be the holder of such Warrants and/or Warrant Shares or Endo Warrants, nor entitled to any of the rights of a holder thereof. The Company may refuse the transfer of any Warrant and/or Warrant Shares or Endo Warrants on its books or records attempted to be made in violation of this Agreement.

                                  ARTICLE IV

                       Certain Covenants of the Company

          4.1. Reservation of Shares.  The Company covenants and agrees that it
               ---------------------
will reserve and set apart and have at all times, free from preemptive rights, a number of shares of Common Stock and a number of Endo Warrants deliverable upon the exercise of this Warrant sufficient to enable it at any time to fulfill its obligations under this Warrant.

          4.2. Binding Effect.  This Warrant shall be binding upon any
               --------------
corporation succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

                                   ARTICLE V

                    Investor Representations and Warranties

          The Holder hereby represents, warrants and covenants to the Company as follows:

          5.1. Acquisition of this Warrant, and upon exercise of this Warrant, purchase of the Warrant Shares and Endo Warrants is for the Holder's own account, and not for distribution or resale to others. The Holder acknowledges that neither this Warrant nor the Warrant Shares or Endo Warrants have been or will be registered under the Act, but are intended to be exempt from registration under the Act and the rules promulgated thereunder. In availing itself of this exemption, the Company has relied on the representations of the Holder contained herein.

          5.2. The Holder understands and agrees that this Warrant and the Warrant Shares and Endo Warrants are restricted from transfer in accordance with the provisions of Article III, and moreover cannot be offered, sold or otherwise disposed of unless (a) (i) pursuant to an effective registration statement under the Act, or (ii) pursuant to an opinion of counsel (in form and substance reasonably satisfactory to the Company) and such other documentation that the Company reasonably requests, evidencing that the proposed offer, sale or other disposition is exempt from registration under the Act, and (b) all applicable state securities laws have been complied with; and that the Company does not intend to register this Warrant or the Warrant Shares or the Endo Warrants or to take any other steps to enable the Holder to make an offer, sale or other disposition of this Warrant or the Warrant Shares or the Endo Warrants under the Act.

          5.3. Upon exercise of this Warrant, the Holder will be purchasing Warrant Shares and Endo Warrants without being furnished any specific offering literature or disclosure documents. The Holder will be entitled to receive from the Company such annual and quarterly reports containing financial statements and a general description of the Company's activities as are provided by the Company to the holders of the Common Stock.

          5.4. Other than information which has been and will be given to the Holder as described in Section 5.3 above, no representations or warranties have been made to the Holder by the Company, or any officer, director, employee or agent of the Company.

          5.5. The Holder is an "Accredited Investor" within the meaning of Rule 501(a) under the Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Act.

          5.6. The Holder will rely solely upon the advice of his own tax and legal advisors with respect to the tax and other legal aspects of an investment in the Warrant Shares and Endo Warrants.

                                  ARTICLE VI

                                 Miscellaneous

          6.1. Entire Agreement.  This Warrant constitutes the entire agreement
               ----------------
between the parties hereto with respect to the subject matter hereof.

          6.2. Binding Effect; Benefits.  This Warrant shall inure to the
               ------------------------
benefit of and shall be binding upon the Company and the Holder and their respective heirs, legal representatives, successors and permitted assigns. Nothing in this warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Holder, or their respective legal representatives, successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

          6.3. Amendments and Waivers.  This Warrant may not be modified or
               ----------------------
amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought.
Either party hereto may, by an instrument in writing, waive compliance by the other party with any term or provision of this Warrant on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision of this Warrant shall not be construed as a waiver of any subsequent breach.

          6.4. Assignment.  Neither this Warrant nor any rights, remedy,
               ----------
obligation or liability arising hereunder or by reason hereof shall be assignable by the Holder, except in compliance with the provisions of Article III.

          6.5. Section and other Headings.  The Article, Section and other
               --------------------------
headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

          6.6. Limitations of Liability; Not Stockholders.  No provision of this
               ------------------------------------------
Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notice other than as expressly provided herein in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares and Endo Warrants, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Warrant Shares or Endo Warrants or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          6.7. Loss, Destruction, Etc, of Warrants.  Upon receipt of evidence
               -----------------------------------
satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant and, in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 6.7 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

          6.8. Law Governing.  This Warrant shall be governed by, and construed
               -------------
and enforced in accordance with, the laws of the State of New York without regard to its conflicts of law principles.

          6.9. Notices.  All notices and other communications required or
               -------
permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States mail, postage prepaid, to the parties hereto at the following addresses or to such other address as any party hereto shall hereafter specify by notice to the other party hereto:

               (a)  if to the Company, addressed to:

                    Endo Pharmaceuticals Holdings Inc.
                    223 Wilmington-West Chester Pike
                    Chadds Ford, Pennsylvania 19317
                    Attention: Carol A. Ammon
                    Fax No.: (610) 558-9683

with a copy to:

                    Skadden, Arps, Slate, Meagher & Flom LLP
                    Four Times Square
                    New York, New York 10036
                    Attention:  Eileen T. Nugent
                    Fax No.: (212) 735-2000

               (b)  if to the Holder, addressed to:

                    [Name]
                    [Address]

Except as otherwise provided herein, all such notices and communications shall be deemed to have been received when delivered personally, on the date of delivery thereof, or when mailed, on the fifth business day after the mailing thereof.

          6.10.Severability.  Any term or provision of this Warrant which is
               ------------
invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

          6.11. Fractional Shares.  No fractional shares or scrip representing
                -----------------
fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Warrant Holder an amount in cash equal to such fraction multiplied by the then applicable Exercise Price as of the date of such exercise.

          6.12. Counterparts.  This Warrant may be executed in any number of
                ------------
counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

          IN WITNESS WHEREOF, each of the parties hereto has signed, or caused this Warrant to be signed by its duly authorized officer, as of ___________, 2000.

                             ENDO PHARMACEUTICALS HOLDINGS INC.

                             By:______________________________________
                                Title:

                             [Warrant Holder]

                             By:______________________________________
                                Title:

                                EXERCISE NOTICE
                                ---------------

                (To be executed upon exercise of this Warrant)

ENDO PHARMACEUTICALS HOLDINGS INC.

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase _______ shares of Common Stock and ___________ Endo Warrants covered by this Warrant and herewith tenders payment for such Warrant Shares and Endo Warrants by certified or official bank check payable to the order of ENDO PHARMACEUTICALS HOLDINGS INC. in the amount of $___________ in accordance with the terms of this Warrant. The undersigned requests that (a) a certificate for such Warrant Shares and Endo Warrants be registered in the name of ___________________ /*/ and that such certificates be delivered to ___________________________ __________________________ whose address is
______________________________________ and (b) if such shares do not include all of the shares issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Warrant Shares and Endo Warrants issuable hereunder be delivered to ___________ __________________________.*



Date _______________          Signature _______________________________

                              Social Security Number __________________

                              Address _________________________________

____________

/*/ Either the Holder or a transferee approved in accordance with Article III of this Warrant.